Exhibit 99.1

PRESS RELEASE

MEDMEN REPORTS 13% YEAR-OVER-YEAR QUARTERLY REVENUE GROWTH

AND FIFTH CONSECUTIVE QUARTER OF positive RETAIL ADJUSTED EBITDA

Q1 2022 Highlights

●	First quarter revenue from continuing operations increased 13.4% year-over-year

●	Total Retail Revenue including New York increased 17.6% year-over-year

●	During the quarter, Company announced transformative capital raise and restructuring of senior secured convertible note facility

LOS ANGELES (November 9, 2021) — MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier cannabis retailer with operations across the United States, today released its consolidated financial results for its first fiscal quarter of 2022, ended September 25, 2021. All financial information in this press release is reported in U.S. dollars, unless otherwise indicated.

“The past quarter we were able to deliver solid increases in year-over-year revenue despite sequential softening in the overall macro environment,” said Tom Lynch, Chairman and Chief Executive Officer of MedMen. “On the top-line, we outperformed Headset industry data in the majority of our markets, and we generated positive retail adjusted EBITDA for the fifth consecutive quarter. Additionally, shoring up our balance sheet during the quarter – and attracting strong partners in Tilray and Serruya – allows us to focus on executing our growth plan in the coming quarters, including plans to continue increasing our store footprint during fiscal 2022.”

Continued Lynch, “MedMen’s mission is to be the best-in-class cannabis retailer, and we are positioning ourselves to achieve this goal through focus, experience, improved financials and continuing to deliver the industry’s premier in-store experience. Over the next several quarters, we plan to both accelerate our growth and improve EBITDA profitability as we leverage our national brand recognition into opening new stores in Florida, California, Massachusetts, Arizona and Illinois.”

First Quarter Financial Highlights:

●	Revenue [1]: Net revenue across MedMen’s continuing operations in California, Nevada, Illinois, Arizona and Florida was $39.8 million for the first quarter, a 13.4% increase year-over-year.

●	Gross Margin Rate and Retail Gross Margin Rate [2]: Total Gross Margin Rate was 43.9% in the first quarter, compared to 46.9% in the year ago period, driven by increased promotional activity during the quarter and an inventory write-down of $0.9 million at one of the Company’s cultivation and manufacturing facilities. Total Retail Gross Margin Rate was 52.0% in the first quarter, compared to 53.8% in the year ago period.

●	SG&A Expenses: General and administrative expenses were $37.2 million in the first quarter, a 22.2% increase from the same period last year.

●	Corporate SG&A [2]: Corporate SG&A excluding store pre-opening costs totaled $14.6 million in the first quarter, a 42.6% increase from the year ago period. The increase was largely driven by a $3.9 million increase year-over-year in professional fees as a result of litigation costs associated with previous officers of the company.

●	Net Loss: Net loss was $55.3 million compared to a net loss of $21.9 million in the year ago period.

●	Retail Adjusted EBITDA Margin Rate[2]: Retail Adjusted EBITDA Margin Rate from continuing operations was 17.3% compared to 15.1% in the year ago period.

(1)	The Company executed definitive investment agreements to complete a majority investment in New York, subject to regulatory approval. New York operations are classified as discontinued operations. Arizona was reclassified to continuing operations during the fourth quarter of fiscal 2021.

(2)	Retail Gross Margin Rate, Corporate SG&A and Retail Adjusted EBITDA Margin are non-GAAP financial measures as described below.

Balance Sheet:

As of September 25, 2021, the Company had total assets of $531.9 million, including cash and cash equivalents of $78.2 million.

Capital Markets and Financing:

●	Equity Private Placements: During the first quarter, the Company announced that investors, led by Serruya Private Equity, purchased $100.0 million of units, which consisted of 416,666,640 Class B Subordinate Voting Shares and five-year warrants to purchase 104,166,660 Class B Subordinate Voting Shares at an exercise price of $0.288 per share. Proceeds from the private placement will allow MedMen to expand its operations in key markets such as California, Florida, Illinois, Arizona and Massachusetts, and identify and accelerate further growth opportunities across the United States.

●	Senior Secured Convertible Financing: During the first quarter, a newly formed limited partnership established by Tilray, Inc. and entities affiliated with Serruya Private Equity acquired a majority of the outstanding senior secured convertible notes (the “Notes”) and warrants of MedMen previously held by certain funds affiliated with Gotham Green Partners, LLC and other funds (collectively, “GGP”) pursuant to a senior secured convertible facility (the “Facility”). In connection with this transaction, the parties to the Facility extended the maturity date of the Notes to August 2028, eliminated any cash interest payable and instead provided for paid-in-kind interest, eliminated certain repricing provisions that apply to the Notes and the warrants, eliminated and revised certain restrictive covenants and amended the minimum liquidity covenant, all of which provide MedMen the flexibility to execute on its growth priorities and explore additional strategic opportunities.

Operations by Market 1:

●	California: California Revenue across 12 store locations totaled $24.6 million during the quarter, an 18.8% increase year-over-year.

●	Nevada: Nevada Revenue across three store locations totaled $4.0 million during the quarter, a 16.6% increase year-over-year.

●	Florida: Florida Revenue across six store locations totaled $3.1 million during the quarter, a 40.7% increase year-over-year. During the quarter, the Company opened a new store location in Orlando. Subsequent to the end of the quarter, the Company re-opened its store in Tallahassee.

●	Illinois: Illinois Revenue at the Company’s flagship store in Oak Park totaled $4.3 million during the quarter, a 10.8% decrease year-over-year. The Company’s second location in Morton Grove is expected to open in the spring of 2022.

●	Massachusetts: The Company expects to open its Fenway Park store during the fiscal second quarter, subject to regulatory approval, and continues to progress towards opening its Newton location.

●	Arizona: Arizona Revenue at the Talking Stick store increased 130.1% year-over-year to $2.5 million for the first quarter. Arizona Wholesale Revenue increased to $1.2 million from $0.5 million in the year ago period.

●	New York: The Company previously announced a definitive investment agreement with Ascend Wellness Holdings involving all four New York MedMen locations where, subject to regulatory approval, MedMen will no longer hold a controlling interest in its New York operations. Currently MedMen operates these four medical dispensaries in the state.

(1) Except as noted for Arizona, revenues reported by state consist of all revenue generated from retail operations in that state. Arizona Wholesale Revenue consists of sales from the Mesa cultivation facility.

Non-GAAP Financial Information:

This press release includes certain non-GAAP financial measures as defined by the U.S. Securities and Exchange Commission (the “SEC”). Management believes that these non-GAAP financial measures assess the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. These non-GAAP financial measures exclude certain material non-cash items and certain other adjustments the Company believes are not reflective of its ongoing operations and performance. Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company’s financial performance. Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period and enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in the financial schedules attached to this press release. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Definitions

Retail Gross Margin (Non-GAAP): Retail Gross Margin (Non-GAAP) is reconciled to consolidated gross margin as follows: consolidated revenue less non-retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue.

Retail Gross Margin Rate (Non-GAAP): Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP).

Retail Revenue (Non-GAAP): Consolidated revenue less non-retail revenue, such as wholesale revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP): Retail Gross Margin (Non-GAAP) less direct store operating expenses, including rent, payroll, security, insurance, office supplies and payment processing fees, local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Retail Adjusted EBITDA Margin Rate from Continuing Operations (Non-GAAP): Retail Adjusted EBITDA Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP).

Corporate SG&A (Non-GAAP): Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.

Webcast and Calling Information:

At 5:00 p.m. Eastern, MedMen will host a conference call and audio webcast with Chief Executive Officer, Tom Lynch, Chief Financial Officer, Reece Fulgham, and Chief Revenue Officer, Tracy McCourt, to discuss the results in further detail.

A live audio webcast of the call will be available on the Events and Presentations section of MedMen’s website at: https://investors.medmen.com/events-and-presentations/default.aspx and will be archived for replay.

The call may also be accessed by calling in as follows:

Toll Free Dial-In Number: (844) 559-7829

International Dial-In Number: (647) 689-5387

Conference ID: 3839685

ABOUT MEDMEN:

MedMen is a premier cannabis retailer with flagship locations in California, Nevada, Arizona, Illinois and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, the Company’s loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

Cautionary Note Regarding Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include, but are not limited to, statements regarding plans to increase the Company’s store footprint by more than 50% during fiscal 2022, plans to accelerate growth and improve EBITDA profitability, expectations regarding the timing and results of the Company’s focus on retail operations, continued cost cutting efforts, and other considerations that could impact maintaining positive Adjusted EBITDA or achieving company-wide profitability.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the outbreak of COVID-19 and the impact it may have on the global economy and retail sector and regulations, particularly the cannabis retail sector in the states in which the Company operates and if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively manage growth; increasing competition in the industry and those other risk factors discussed in the Company’s reports filed with the SEC, and other continuous disclosure filings, all available under the Company’s profile on www.sedar.com and www.sec.gov. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 25, 2021 AND JUNE 26, 2021

(Amounts Expressed in United States Dollars)

($ in Millions)	September 25, 2021	June 26, 2021
	(unaudited)	(audited)
ASSETS

Cash and Cash Equivalents	$78.2	$11.9
Assets Held for Sale	53.5	49.1
Other Current Assets	33.8	35.8
Operating Lease Right-of-Use Assets	74.9	77.4
Property and Equipment, Net	135.0	137.8
Intangible Assets, Net	111.4	115.4
Goodwill	32.9	32.9
Other Non-Current Assets	12.2	12.3

TOTAL ASSETS	$531.9	$472.5

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities Held for Sale	$38.4	$33.0
Other Current Liabilities	186.4	142.7
Other Non-Current Liabilities	61.2	50.0
Lease Liabilities, Current and Non-Current	137.2	138.5
Notes Payable, Current and Non-Current	196.2	191.1
Senior Secured Convertible Credit Facility	113.5	170.8

TOTAL LIABILITIES	732.9	726.1

TOTAL SHAREHOLDERS’ EQUITY	(201.0)	(253.6)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$531.9	$472.5

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 25, 2021 AND SEPTEMBER 26, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 25,	September 26,
($ in Millions, except for Per Share and Share Amounts)	2021	2020
	(unaudited)	(unaudited)

Revenue	$39.8	$35.1
Cost of Goods Sold	22.3	18.7

Gross Profit	17.5	16.4

Expenses:
Selling, General and Administrative	37.2	30.4
Depreciation and Amortization	7.0	8.0
Other Operating Income (Expenses)	2.3	(28.0)

Total Expenses	46.5	10.4

(Loss) Income from Operations	(29.0)	6.0

Other Expense (Income):
Other Expense (Income), net	(4.5)	11.5
Interest Expense	10.0	8.8
Interest Income	-	-

Total Other Expense	5.5	20.3

Loss from Continuing Operations Before Provision for Income Taxes	(34.5)	(14.3)
Provision for Income Tax Expense	(19.7)	(12.3)

Net Loss from Continuing Operations	(54.2)	(26.6)
Net Loss from Discontinued Operations, Net of Taxes	(6.4)	(6.2)

Net Loss	(60.6)	(32.8)

Net Income (Loss) Attributable to Non-Controlling Interest	(5.3)	(10.9)

Net Loss Attributable to Shareholders of MedMen Enterprises Inc.	$(55.3)	$(21.9)

Loss Per Share - Basic and Diluted:
From Continuing Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.05)	$(0.05)

From Discontinued Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.01)	$(0.01)

Weighted-Average Shares Outstanding - Basic and Diluted	942,696,052	423,187,218

MEDMEN ENTERPRISES INC.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

THREE MONTHS ENDED SEPTEMBER 25, 2021 AND SEPTEMBER 26, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 25,	September 26,
($ in Millions)	2021	2020

Net Cash Used in Operating Activities	$(23.0)	$(18.2)
Net Cash (Used in) Provided by Investing Activities	(3.6)	9.7
Net Cash Provided by Financing Activities	93.2	8.6

Net Increase in Cash and Cash Equivalents	66.6	0.1
Cash Included in Assets Held for Sale	(0.3)	-
Cash and Cash Equivalents, Beginning of Period	11.9	9.6

Cash and Cash Equivalents, End of Period	$78.2	$9.7

MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATION

THREE MONTHS ENDED SEPTEMBER 25, 2021 AND SEPTEMBER 26, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 25,	September 26,
($ in Millions)	2021	2020

Net Loss	$(60.6)	$(32.8)

Less: Net Loss from Discontinued Operations, Net of Taxes	6.4	6.2
Add (Deduct) Impact of:
Net Interest and Other Financing Costs	10.0	8.8
Provision for Income Taxes	19.7	12.3
Amortization and Depreciation	15.4	9.8

Total Adjustments	45.1	30.9

EBITDA from Continuing Operations (Non-GAAP)	$(9.1)	$4.3

EBITDA from Continuing Operations (Non-GAAP)	$(9.1)	$4.3

Add (Deduct) Impact of:
Transaction Costs & Restructuring Costs	5.2	0.8
Share-Based Compensation	1.6	1.0
Other Non-Cash Operating Costs	(12.3)	(18.7)

Total Adjustments	$(5.5)	$(16.9)

Adjusted EBITDA from Continuing Operations (Non-GAAP)	$(14.6)	$(12.6)

MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATIONS

(Amounts Expressed in United States Dollars)

	Fiscal Quarter Ended
	September 25,	June 26,	September 26,
($ in Millions)	2021	2021	2020

Consolidated Revenue from Continuing Operations	$39.8	$42.0	$35.1
Less: Cultivation & Wholesale Revenue	(1.3)	(1.3)	(0.8)
Retail Revenue from Continuing Operations	$38.5	$40.7	$34.3

Add: Retail Revenue from Discontinued Operations	4.3	4.5	2.1
Total Retail Revenue	$42.8	$45.2	$36.4

Consolidated Cost of Goods Sold from Continuing Operations	$22.3	$22.3	$18.7
Less: Cultivation & Wholesale Cost of Goods Sold	(4.0)	(3.9)	(2.9)
Retail Cost of Goods Sold from Continuing Operations	$18.3	$18.4	$15.8

Add: Retail Cost of Goods Sold from Discontinued Operations	2.2	2.4	1.0
Total Retail Cost of Goods Sold	$20.5	$20.8	$16.8

Retail Gross Margin from Continuing Operations (Non-GAAP)	$20.2	$22.3	$18.5
Retail Gross Margin Rate from Continuing Operations (Non-GAAP)	52%	55%	54%

Total Retail Gross Margin (Non-GAAP)	$22.3	$24.4	$19.6
Total Retail Gross Margin Rate (Non-GAAP)	52%	54%	54%

	Fiscal Quarter Ended
	September 25,	June 26,	September 26,
($ in Millions)	2021	2021	2020

Net Loss	$(60.6)	$(46.2)	$(32.8)
Net (Income) Loss from Discontinued Operations, Net of Taxes	6.4	4.8	6.2
Provision for Income Tax (Benefit) Expense	19.7	(0.3)	12.3
Other Expense	5.5	20.0	20.3
Excluded Items	2.3	1.8	(28.0)
Loss from Operations Before Excluded Items	$(26.7)	$(19.9)	$(22.0)

Non-Retail Gross Margin	(2.7)	(2.6)	(2.1)
Non-Retail Operating Expenses	(30.7)	(26.2)	(25.1)
Non-Retail EBITDA Margin	(33.4)	(28.8)	(27.2)

Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP)	$6.7	$8.9	$5.2
Retail Adjusted EBITDA Margin Rate (Non-GAAP)	17%	22%	15%

Retail Adjusted EBITDA Margin from Discontinued Operations	0.5	0.7	(0.2)

Total Retail Adjusted EBITDA Margin (Non-GAAP)	$7.2	$9.6	$5.0
Total Retail Adjusted EBITDA Margin Rate (Non-GAAP)	17%	21%	14%

	Fiscal Quarter Ended
	September 25,	June 26,	September 26,
($ in Millions)	2021	2021	2020

Payroll	$4.9	$4.7	$4.2
General & Administrative	1.0	1.2	1.1
Insurance	0.6	0.3	0.8
Professional Fees	7.2	5.2	3.3
Rent	0.2	0.2	0.5
Other	0.7	0.5	0.3
Corporate SG&A	$14.6	$12.1	$10.2

Add: Store Pre-Opening Costs	4.3	4.7	5.1
Corporate SG&A as a Component of Adjusted EBITDA from Continuing Operations (Non-GAAP)	$18.9	$16.8	$15.3

Retail Operating Expenses	13.5	13.4	13.3
Wholesale Operating Expenses	0.9	1.4	0.5
Other SG&A	3.9	1.9	1.3

Selling, General and Administrative Expenses (GAAP)	$37.2	$33.5	$30.4

SOURCE: MedMen Enterprises

MEDIA CONTACT:

Lisa Weser, MedMen@trailblaze.co

INVESTOR RELATIONS CONTACT:

Morry Brown, investors@medmen.com

(855) 292-8399